Exhibit 10.25
(English Translation)

Purchase and Sales Contract for Industrial and Mineral Products
(Stamp for supervision of economy contract of Harbin Administration of Industry and Commerce)

The Supplier: Inner-Mongolia Wu Chuan Humic Acid Factory
The Buyer: Harbin Pacific Dragon Fertilizers Co., Ltd
Contract No.: 000329
Signed at: Inner Mongolia
Date: March 1st 2005

1.	Product Name, Trade Mark, Specification, Manufacturer, Quantity, Date of Delivery and Quantity

								Date of Delivery and Quantity
	Trade Mark	Specification	Manufacturer	Measurement Unit	Quantity	Unit Price RMB	Total Amount	total
Humic Acid			Inner-Mongolia Wu Chuan Humic Acid Factory	Ton	1,000	5756	5,756,000
Total in RMB (capitalization) : 5,756,000.00

2.	Quality requirement, technology standard, the requirements and terms of quality responsibility from the supplier: Products should meet the national quality requirement standards

3.	Place of delivery and mode: Harbin Pacific Dragon Fertilizers Co., Ltd

4.	Term of Shipment, port of destination and expense: The supplier should pay the freight.

5.	Reasonable loss and calculating method:None

6.	Packing standard, the supply and reclamation of packing: None

7.
Checking standard, means, deadline of discrepancy:
If the buyer has no discrepancy in three days after the arrival of goods, it shall be deemed that the quantity or quality of goods has conformed to the terms of the contract.

8	Spare parts, fittings quantity and supply:None

9	Settlement and time limit:30% pre-payment and left amount will be paid after the arrival of goods.

10.	If assurance is needed, a separate contract should be signed as the attachment of this contract:None

11.	The liability for breach of contract: The supplier should be in compliance with term 2 and 9. The breaching party should bear all responsibility.

12.	Settlement of disputes:Any dispute should be settled through negotiation or arbitration.

13	Other clauses: Other material may be needed. Price to be discussed.

The supplier: Inner-Mongolia Wu Chuan Humic Acid Factory	The buyer: Harbin Pacific Dragon Fertilizers Co., Ltd	Comments of notary: Handled by: Notarizing Agent(stamp) Date: (Indication: except for government regulation, notarization is of one’s own accord.)
Address: (Corporate Seal)	Address: (Corporate Seal)
Legal representative:	Legal representative:
Authorized agent:	Authorized agent:
Tel:	Tel:
Telegraphic address:	Telegraphic address:
Deposit bank:	Deposit bank:
Account No.:	Account No.:
Postcode:	Postcode:

Term of Validity: March 1st, 2005 -March 1st, 2008

Supervised by Harbin Administration of Industry and Commerce
Printed by Harbin Northeast Printing Office.